Exhibit (a)(1)(vii)

LETTER OF TRANSMITTAL FOR SERIES F UNDERWRITER WARRANTS

OF

SUN AMERICAN BANCORP

Pursuant to the Offer to Purchase

Dated September 25, 2007

Offer to Purchase for Cash any and all Series F Underwriter Warrants,

At a Purchase Price of $0.55 Per Warrant

Sun American Bancorp (“Sun American”) is offering to purchase any and all of the 740,587.5 Series F Underwriter Warrants (“Series F Underwriter Warrants”) from its warrant holders, upon the terms and subject to the conditions set forth in the offer to purchase, dated September 25, 2007 (the “Offer to Purchase”), and this letter of transmittal (the “Letter of Transmittal”) (which together, as each of which may be amended or supplemented from time to time, constitute the “Tender Offer”). Sun American is inviting warrant holders to tender their Series F Underwriter Warrants at a price per Warrant of $0.55. The Tender Offer period and withdrawal rights will expire at 5:00 p.m., Eastern time, on October 24, 2007, unless extended or earlier terminated by Sun American (the “Expiration Date”).  All documents must be received by the Depositary by the Expiration Date.

The Depositary for the Offer is:

OLDE MONMOUTH STOCK TRANSFER CO., INC.

If by Mail:	By Hand, Overnight Delivery Service or Courier:	By Facsimile (for Guarantee of Delivery only):
Olde Monmouth Stock Transfer Co. 200 Memorial Parkway Atlantic Highlands, NJ 07716 Attn: Matthew Troster	Olde Monmouth Stock Transfer Co. 200 Memorial Parkway Atlantic Highlands, NJ 07716 Attn: Matthew Troster	(732) 872-2728

For assistance with completing the Letter of Transmittal Please call (732) 872-2727

Description of Series F Underwriter Warrants Tendered

Name(s) and Address(es) of Registered Warrant Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in Which Warrants are Held (Please Fill in, If Blank, Exactly as Name(s) Appear(s) on Certificate(s))

Certificate Number(s)	Number of Warrants Represented by Certificates(s)	Number of Warrants Tendered*

** If you desire to tender fewer than all Series F Underwriter Warrants evidenced by any certificate(s) listed above, please indicate in this column the number of Series F Underwriter Warrants you wish to tender. Otherwise, all Series F Underwriter Warrants evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 5.

DELIVERY OF THIS LETTER OF TRANSMITTAL BY ANY MEANS OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST DELIVER THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY. DELIVERIES TO SUN AMERICAN WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should use this Letter of Transmittal only if (1) you are also enclosing certificates for the Series F Underwriter Warrants you desire to tender, or (2) you intend to deliver certificates for such Series F Underwriter Warrants under a notice of guaranteed delivery previously sent to the Depositary in accordance with the Offer to Purchase.

If you desire to tender Series F Underwriter Warrants in the Tender Offer, but you cannot deliver the certificates for such warrants and all other required documents to the Depositary by the Expiration Date, then you may tender your Series F Underwriter Warrants according to the guaranteed delivery procedures set forth in the Offer to Purchase. See Instruction 2.

□	CHECK HERE IF YOU ARE DELIVERING TENDERED SERIES F UNDERWRITER WARRANTS PURSUANT TO A NOTICE OF GUARANTEED DELIVERY THAT YOU PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Warrant Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

□

CHECK HERE IF ANY CERTIFICATES EVIDENCING THE SERIES F UNDERWRITER WARRANTS YOU ARE TENDERING WITH THIS LETTER OF TRANSMITTAL HAVE BEEN LOST, STOLEN, DESTROYED OR MUTILATED. YOU SHOULD CALL OLDE MONMOUTH STOCK TRANSFER CO., INC., AT (732) 872-2727 TO GET INFORMATION ABOUT THE REQUIREMENTS FOR REPLACEMENT. YOU MAY BE REQUIRED TO POST A BOND TO SECURE AGAINST THE RISK THAT CERTIFICATES MAY BE SUBSEQUENTLY RECIRCULATED. PLEASE CALL OLDE MONMOUTH STOCK TRANSFER CO., INC. IMMEDIATELY TO OBTAIN AN AFFIDAVIT OF LOSS, TO RECEIVE FURTHER INSTRUCTIONS ON HOW TO PROCEED, AND TO DETERMINE WHETHER YOU WILL NEED TO POST A BOND, SO THAT THE TIMELY PROCESSING OF THIS LETTER OF TRANSMITTAL WILL NOT BE IMPEDED. SEE INSTRUCTION 15.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1 and 10)

To be completed ONLY if Series F Underwriter Warrants NOT tendered are to be issued in the name of, and/or if the payment check for the aggregate purchase price for the Series F Underwriter Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) is to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal.

Check One or Both Boxes as Appropriate:

□

Issue Untendered Series F Underwriter Warrant Certificates to

□

Issue Payment Check(s) to:

Name(s):

Address:

__________________________

Taxpayer Identification Number,

Social Security Number or Employer Identification Number

(See Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1 and 10)

To be completed ONLY if certificate(s) representing Series F Underwriter Warrants NOT tendered or if the payment check for the aggregate purchase price for the Series F Underwriter Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Check One or Both Boxes as Appropriate:

□

Mail Series F Underwriter Warrant Certificates to:

□

Mail Payment Check(s) to:

Name(s):

Address:

_________________________

Taxpayer Identification Number,

Social Security Number or Employer Identification Number

(See Substitute Form W-9 below)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to Sun American the Series F Underwriter Warrants indicated above. The tender of the Series F Underwriter Warrants is being made at the price of $0.55 per Series F Underwriter Warrant indicated in this Letter of Transmittal, without interest, on the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, receipt of which is hereby acknowledged.

Subject to, and effective upon, acceptance for purchase of the Series F Underwriter Warrants tendered in accordance with the terms and subject to the conditions of the Tender Offer, including, if the Tender Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby (1) sells, assigns and transfers to, or upon the order of, Sun American all rights, title and interests in and to all Series F Underwriter Warrants tendered hereby; and (2) appoints the Depositary as attorney-in-fact of the undersigned with respect to such Series F Underwriter Warrants, with the full knowledge that the Depositary also acts as the agent of Sun American, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a) deliver certificates for Series F Underwriter Warrants, together with all accompanying evidences of transfer and authenticity, to or upon the order of Sun American, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price for Series F Underwriter Warrants;

(b) present certificates for such Series F Underwriter Warrants for cancellation and transfer on Sun American’s books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series F Underwriter Warrants, subject to the next paragraph, all in accordance with the terms of the Tender Offer.

The undersigned understands that Sun American will, upon the terms and subject to the conditions of the Tender Offer, pay $0.55 per Series F Underwriter Warrant (the “Purchase Price”), which it will pay for Series F Underwriter Warrants validly tendered and not validly withdrawn pursuant to the Tender Offer.

The undersigned further understands and acknowledges that the Tender Offer will expire on the Expiration Date for the Tender Offer, unless extended or terminated earlier by Sun American.

The undersigned covenants, represents and warrants to Sun American that, in connection with its tender of the Series F Underwriter Warrants indicated above:

1. the undersigned has a net long position in the Series F Underwriter Warrants at least equal to the number of Series F Underwriter Warrants being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the Series F Underwriter Warrants in compliance with Rule 14e-4 under the Exchange Act;

2. the undersigned has received a copy of this document and the Offer to Purchase and agrees to be bound by all the terms and conditions of the Tender Offer;

3. the undersigned has full power and authority to tender, sell, assign and transfer the Series F Underwriter Warrants;

4. Sun American will acquire good and marketable title to them, free and clear of all security interests, charges, liens, restrictions, claims and encumbrances; and

5. the undersigned will, upon Sun American’s request or the request of the Depositary, as applicable, execute and deliver any additional documents necessary or desirable to complete the tender of such Series F Underwriter Warrants.

The undersigned understands that Sun American’s acceptance of the Series F Underwriter Warrants tendered pursuant to the procedures described in the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Sun American upon the terms and subject to the conditions of the Tender Offer.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Sun American may terminate or amend the Tender Offer, or may postpone the acceptance for payment of, or the payment for, Series F Underwriter Warrants tendered. The undersigned understands that (unless otherwise specified in the box entitled “Special Delivery Instructions” and/or “Special Payment Instructions” above) certificate(s) for any Series F Underwriter Warrants not tendered will be returned to the undersigned at the address indicated above.

THE NAMES AND ADDRESSES OF THE REGISTERED WARRANT HOLDERS SHOULD BE PRINTED, IF THEY ARE NOT ALREADY PRINTED ABOVE, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING SERIES F UNDERWRITER WARRANTS TENDERED HEREBY. THE CERTIFICATE NUMBERS, THE NUMBER OF SERIES F UNDERWRITER WARRANTS REPRESENTED BY SUCH CERTIFICATES, AND THE NUMBER OF SERIES F UNDERWRITER WARRANTS THAT THE UNDERSIGNED WISHES TO TENDER, SHOULD BE SET FORTH IN THE APPROPRIATE BOXES ABOVE.

Unless otherwise indicated above in the box entitled “Special Payment Instructions,” please issue the check for the aggregate purchase price with respect to any Series F Underwriter Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Series F Underwriter Warrants not tendered, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price for the Series F Underwriter Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for Series F Underwriter Warrants not tendered (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate purchase price for Series F Underwriter Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld, and the amount, if any, of any stock transfer taxes not paid by Sun American) and/or return any Series F Underwriter Warrants not tendered in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

For purposes of the Tender Offer, the undersigned understands that Sun American will be deemed to have accepted for purchase validly tendered Series F Underwriter Warrants, or defectively tendered Series F Underwriter Warrants with respect to which Sun American has waived such defect, if, as and when Sun American gives oral or written notice thereof to the Depositary.

All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

To Be Completed By All Tendering Warrant Holders

(Please Complete and Return With the Attached Substitute Form W-9,

or The Appropriate Form W-8)

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Series F Underwriter Warrant certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Series F Underwriter Warrant certificate(s) and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Sun American of such person’s authority to so act. See Instruction 8 below.

(Signature(s) of Warrant Holder(s) or Authorized Signatory)

Dated: _______, 2007.

Name(s):

Capacity:

Address:

Telephone Number:

SIGNATURE GUARANTEE (See Instructions 1 and 8 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: ______, 2007.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Guarantee of Signatures.  Except as otherwise provided in this Instruction, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) of the Series F Underwriter Warrants tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such Series F Underwriter Warrants are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal or (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the Depositary. In order for you to validly tender Series F Underwriter Warrants, the Depositary must receive certificates for all physically tendered Series F Underwriter Warrants, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, at one of its addresses set forth in this Letter of Transmittal by the Expiration Date.

Guaranteed Delivery.  If you cannot deliver your Series F Underwriter Warrants and all other required documents to the Depositary by the Expiration Date, you may tender your Series F Underwriter Warrants, pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Sun American, a Signature Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the Depositary to receive the notice of guaranteed delivery by the Expiration Date; and (3) ensure that the Depositary receives the certificates for all physically tendered Series F Underwriter Warrants together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and all other documents required by this Letter of Transmittal, within three business days after receipt by the Depositary of such notice of guaranteed delivery, all as provided in the Offer to Purchase.

The notice of guaranteed delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For Series F Underwriter Warrants to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the notice of guaranteed delivery before the Expiration Date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SERIES F UNDERWRITER WARRANTS, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER. IF YOU CHOOSE TO DELIVER THE DOCUMENTS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, PLEASE ALLOW SUFFICIENT TIME TO ASSURE DELIVERY.

Except as provided herein or in the Offer to Purchase, Sun American will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Series F Underwriter Warrants. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Series F Underwriter Warrants.

3. Withdrawal of Tenders.  A tender of Series F Underwriter Warrants may be withdrawn at any time prior to the Expiration Date, but no consideration shall be payable in respect of the Series F Underwriter Warrants so withdrawn.

For a withdrawal of Series F Underwriter Warrants to be effective, the Depositary must timely receive or a written or faxed notice of withdrawal specifying the name of the tendering Warrant Holder, a description of the Series F Underwriter Warrants to be withdrawn, the amount of Series F Underwriter Warrants to be withdrawn. Any “notice of withdrawal” must be signed by the holder of such Series F Underwriter Warrants in the same manner as the original signature on the Letter of Transmittal by which such Series F Underwriter Warrants were tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Depositary that the person withdrawing the tender has succeeded to the beneficial ownership of the Series F Underwriter Warrants being withdrawn. If the Series F Underwriter Warrants to be withdrawn have been delivered or otherwise identified to the Depositary or a signed notice of withdrawal is effective immediately upon receipt by the Depositary.

Any permitted withdrawal of tendered Series F Underwriter Warrants may not be rescinded by the Warrant Holder and any Series F Underwriter Warrants properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn Series F Underwriter Warrants may be re-tendered, by again following one of the appropriate procedures described in Section 3 of the Offer to Purchase at any time at or prior to the Expiration Date.

Warrant Holders can withdraw the tender of their Series F Underwriter Warrants only in accordance with the foregoing procedures.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Sun American, in Sun American’s sole discretion (whose determination shall be final and binding). None of Sun American, the Depositary, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

4. Inadequate Space.  If the space provided in the box captioned “Description of Series F Underwriter Warrants Tendered” is inadequate, then you should list the certificate numbers, the number of Series F Underwriter Warrants represented by the certificate(s) and the number of Series F Underwriter Warrants tendered with respect to each certificate on a separate signed schedule attached to this Letter of Transmittal.

5. Partial Tenders and Unpurchased Series F Underwriter Warrants.  If you wish to tender (i.e., offer to sell) fewer than all of the Series F Underwriter Warrants evidenced by any certificate(s) that you deliver to the Depositary, fill in the number of Series F Underwriter Warrants that you wish to tender in the column entitled “Number of Warrants Tendered.” In this case, if Sun American purchases the tendered but not all of your Series F Underwriter Warrants, Sun American will issue to you a new certificate for the untendered Series F Underwriter Warrants. The new certificate will be sent to the registered holder(s) as promptly as practicable after the Expiration Date. Unless you indicate otherwise, all Series F Underwriter Warrants represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.  Series F Underwriter Warrants will be returned or credited without expense to the Warrant Holder.

6. Indication of Price at Which Series F Underwriter Warrants are Being Tendered.  All Series F Underwriter Warrants are tendered at a price of $0.55 per warrant.

7. Conditional Tender.  As described in the Offer to Purchase, warrant holders may not condition their tenders on all or a minimum number of Series F Underwriter Warrants being purchased.

8. Signatures on Letter of Transmittal; Signature Guarantees.

•

Exact Signature.  If this Letter of Transmittal is signed by the registered holder(s) of the Series F Underwriter Warrants tendered hereby, the signature(s) must correspond with the name(s) written on the face of the certificate(s) without any change whatsoever.

•	Joint Holders. If the Series F Underwriter Warrants tendered are registered in the names of two or more persons, each such person must sign this Letter of Transmittal.
•

Signatures of Fiduciaries.  If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit to the Depositary proper evidence satisfactory to Sun American of his or her authority to so act.

•

Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Series F Underwriter Warrants tendered hereby, no endorsements of certificate(s) representing such Series F Underwriter Warrants or separate stock powers are required unless payment of the purchase price for Series F Underwriter Warrants is to be made, or the certificates for Series F Underwriter Warrants not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s).

SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Series F Underwriter Warrants tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the Series F Underwriter Warrants must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Series F Underwriter Warrants, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

9. Transfer Taxes.  Except as set forth in this Instruction 9, Sun American will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Series F Underwriter Warrants to it, or to its order, pursuant to the Tender Offer. If payment is to be made to, or if Series F Underwriter Warrants not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Series F Underwriter Warrants are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

10. Special Payment and Delivery Instructions.  If any of the following conditions holds:

a. check(s) for the purchase price for Series F Underwriter Warrants purchased pursuant to the Tender Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

b. check(s) for the purchase price of Series F Underwriter Warrants are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

c. certificates for any Series F Underwriter Warrants not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this Letter of Transmittal, then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 8.

11. Odd Lots.  As described in the Offer to Purchase if holders of under 100 Series F Underwriter Warrants (“odd lots”) tender their Series F Underwriter Warrants directly to the Depository, they will avoid any applicable odd lot discounts that might be incurred on sales of their Series F Underwriter Warrants.

12. Tax Identification Number and Withholding.  Under the U.S. federal income tax laws, the Depositary will be required to withhold 28% of the gross proceeds to certain warrant holders pursuant to the Tender Offer. In order to avoid such backup withholding, each tendering Warrant Holder that is a U.S. person (including a U.S. resident alien) must provide the Depositary with such Warrant Holder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth below.

Certain warrant holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign Warrant Holder qualifies as an exempt recipient, such Warrant Holder must submit an IRS Form W-8BEN or Form W-8ECI (or in the case of certain foreign partnerships and other foreign intermediaries, Form W-8IMY), signed under penalties of perjury, attesting to that Warrant Holder’s exempt status. You can obtain a copy of the appropriate Form W-8 from the Depositary. Although filing the appropriate Form W-8 will prevent backup withholding, withholding at a rate of 30% (or such lower rate as set forth in an applicable income tax treaty) will generally be made on payments to a foreign person or entity unless such payment is effectively connected with the conduct of a trade or business within in the United States. If the payment is “effectively connected income” to a foreign person or entity, such person or entity may obtain an exemption from withholding by filing a Form W-8ECI. If the payment is not “effectively connected income,” certain foreign partnerships and other foreign intermediaries may obtain an exemption from withholding by filing a Form W-8IMY, and other persons may be able to claim an exemption from, or a reduction in, withholding pursuant to an applicable income tax treaty by filing Form W-8BEN.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Series F Underwriter Warrants are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

13. Irregularities.  Sun American will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Series F Underwriter Warrants and its determination shall be final and binding on all parties. Sun American reserves the absolute right to reject any and all tenders of Series F Underwriter Warrants determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. Sun American also reserves the absolute right to waive any of the conditions of the Tender Offer or any defect or irregularity in the tender of any particular Series F Underwriter Warrants and Sun American’s interpretation of the terms of the Tender Offer (including these instructions) shall be final and binding on all parties. No tender of Series F Underwriter Warrants will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as Sun American shall determine. None of Sun American, the Depositary, the Dealer Manager nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

14. Waiver of Conditions.  Sun American expressly reserves the absolute right, in its reasonable discretion, to waive any of the conditions to the Tender Offer in the case of any Series F Underwriter Warrants tendered, in whole or in part, at any time and from time to time.

15. Lost, Stolen, Destroyed or Mutilated Certificates.  If any certificate representing any Series F Underwriter Warrants has been lost, stolen, destroyed or mutilated, you should notify OLDE MONMOUTH STOCK TRANSFER CO., INC., Inc., the transfer agent for the Series F Underwriter Warrants, by calling (732) 872-2727 asking for instructions on obtaining replacement certificate(s) at the address specified on the cover of this letter of transmittal. OLDE MONMOUTH STOCK TRANSFER CO., INC., Inc. will require you to complete an affidavit of loss and return it to OLDE MONMOUTH STOCK TRANSFER CO., INC. You will then be instructed by OLDE MONMOUTH STOCK TRANSFER CO., INC. as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated.  OLDE MONMOUTH STOCK TRANSFER CO., INC., may, at its discretion charge, a maximum fee of $20.00 to process replacement certificates in connection with lost, stolen, destroyed or mutilated certificates.

We cannot process this Letter of Transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the transfer agent, OLDE MONMOUTH STOCK TRANSFER CO., INC., Inc., immediately, in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

16. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering Series F Underwriter Warrants and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Tender Offer may be obtained from the Dealer Manager whose address and telephone number appear on the last page of the Offer to Purchase.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employee Identification Number

Part 2 — TIN Applied For
(Please Print)
Name:

Business name, if different from above:

Check appropriate box:	□ Individual/ Sole proprietor	□ Corporation	□ Partnership	□ Other	□ Exempt from backup withholding

Address:

City:		State:		Zip:
Part 3 — CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions:  You must cross out item (2) of Part 3 if you have been notified by the IRS that you currently are subject to backup withholding because you have failed to report all interest and dividends on your tax return. Also, see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Signature:			Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, backup withholding will apply to all payments made to me pursuant to the Tender Offers.

Signature:	Date:

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT A RATE OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor.  A Social Security Number (SSN) has nine digits separate by two hyphens: i.e. 000-00-0000. An Employer Identification Number (EIN) has nine digits separated by only one hyphen, i.e. 00-0000000. The table below will help determine the number to give the payor.

For this type of account:		Give the SOCIAL SECURITY number of
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account.(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of
6.	Sole proprietorship or single-owner LLC account	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership or LLC
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number should be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one).
(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, or Form W-7, Application for Individual Taxpayer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get IRS Forms from the IRS by calling 1-800-829-3676 or from the IRS’s internet website at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
•	The United States or any agency or instrumentality thereof.
•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
•	A foreign government or any political subdivision, agency or instrumentality thereof.
•	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A middleman known in the investment community as a nominee or custodian.
•	A dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States
•	A real estate investment trust.
•	A common trust fund operated by a bank under section 584(a).
•	A trust exempt from tax under section 664 or described in section 4947.
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR A COMPLETED IRS FORM W-8BEN (CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER FOR UNITED STATES TAX WITHHOLDING) OR, IF APPLICABLE, IRS FORM W-8ECI (CERTIFICATE OF FOREIGN PERSON’S CLAIM FOR EXEMPTION FROM WITHHOLDING ON INCOME EFFECTIVELY CONNECTED WITH THE CONDUCT OF A TRADE OR BUSINESS IN THE UNITED STATES).

Privacy Act Notice

Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% (subject to further adjustment under applicable law) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.  If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number.  If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

THIS LETTER OF TRANSMITTAL (MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW AT OR PRIOR TO THE EXPIRATION DATE FOR WARRANT HOLDERS WISHING TO TENDER THEIR WARRANTS.

The Depositary for the Tender Offer is:

OLDE MONMOUTH STOCK TRANSFER CO., INC.

If by Mail:	By Hand, Overnight Delivery Service or Courier:	By Facsimile (for Guarantee of Delivery only):
Olde Monmouth Stock Transfer Co. 200 Memorial Parkway Atlantic Highlands, NJ 07716 Attn: Matthew Troster	Olde Monmouth Stock Transfer Co. 200 Memorial Parkway Atlantic Highlands, NJ 07716 Attn: Matthew Troster	(732) 872-2728

Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be directed to the Dealer Manager as set forth below and will be furnished promptly at Sun American’s expense. Questions regarding the terms of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Manager at its address and telephone number set forth below. Warrant Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer.